Exhibit 10.1

CHANGE ORDER FORM

Existing Jetty Structural Steel Analysis – Tanks 104 & 105

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00029 DATE OF CHANGE ORDER: March 28, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Change Order CO-00026, dated February 1, 2018, assumed the waterfall structures for the LNG tanks are the same. Following execution of Change Order CO-00026, Owner and Contractor performed a walkdown of the LNG tanks and determined the waterfall structures on Tanks 104 and 105 are different from the waterfall structures on Tanks 101, 102 and 103. Per Article 6.1.B of the Agreement, the Parties agree Contractor shall perform the tank top analysis needed to determine whether structural steel modifications are required around the existing jetty and the lines connecting the existing LNG tanks to the jetty.

2.	The as-built drawings for Tanks 104 & 105 shall be obtained by Owner and provided to Contractor to be analyzed.

3.	Owner may not disclose the Contractor Work Product to any third party, unless Contractor’s prior written consent has been obtained (such consent not to be unreasonably withheld or delayed), provided that Contractor’s prior written consent is hereby deemed to be given for disclosure to the Parties listed in Exhibit A to the extent such Parties have entered into a confidentiality agreement with Owner no less stringent than this Agreement.

4.	Notwithstanding anything to the contrary herein, Contractor shall perform the Work in accordance with the standard of skill and care reasonably to be expected in the international engineering and construction industry for projects of the type, size and complexity of the Work contemplated herein. In the event that any such Work under this Change Order fails to meet that standard of performance, Contractor’s sole liability and Owner’s sole remedy shall be limited to Contractor reperforming such Work at its own expense; provided that notice of such failure is given by Owner within a reasonable time and no later than twelve (12) months from the completion of the Work in question.

5.	The work pursuant to this Change Order is not a condition to and will not prevent the achievement of Stage 3 Substantial Completion or impact the Stage 3 Defect Correction Period.

6.	The cost breakdown for this Change Order is detailed in Exhibit B.

7.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price
The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#00001-00028)	$105,284,815
The Contract Price prior to this Change Order was	$3,092,284,815
The Contract Price will be increased by this Change Order in the amount of	$48,281
The new Contract Price including this Change Order will be	$3,092,333,096

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

1

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit C.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Owner	Contractor

Name	Name

Title	Title

Date of Signing	Date of Signing

CHANGE ORDER FORM

Train 5 JT Valve PV-16002 Internals Modification, Eaton Switchgear Bus Repairs & Inspection Isometrics

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00030 DATE OF CHANGE ORDER: April 18, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

8.	Owner has requested Contractor to replace the trim of the Train 5 JT Valve PV-16002 in the Methane Cold Box. Per Article 6.1.B of the Agreement, the Parties agree Contractor shall remove, ship, reinstall and commission the Train 5 JT Valve PV-16002. The valve is to be removed by Contractor and shipped to the valve manufacturer in order to install the new trim. This Change Order includes the hours spent by Contractor and the cost of shipping and trim replacement by the valve manufacturer.

9.	Per Article 6.1.B of the Agreement, the Parties agree Contractor shall replace a damaged section of the electric bus inside the revamp sync bus substation and tie-in Stage 3 cables.

10.	Per Article 6.1.B of the Agreement, the Parties agree Contractor shall setup and provide sample Inspection Isometrics.

11.	The cost breakdown for this Change Order is detailed in Exhibit A.

12.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price
The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#00001-00029)	$105,333,096
The Contract Price prior to this Change Order was	$3,092,333,096
The Contract Price will be increased by this Change Order in the amount of	$76,321
The new Contract Price including this Change Order will be	$3,092,409,417

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Owner	Contractor

Name	Name

Title	Title

Date of Signing	Date of Signing

CHANGE ORDER FORM

Blind and Spacer Set for Feed Gas Header

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00031 DATE OF CHANGE ORDER: April 18, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

13.	Per Article 6.1.B of the Agreement, the Parties agree Contractor shall design and install a blind and spacer set downstream of the isolation valve of the feed gas header into Stage 3 as depicted in Exhibit A.

14.	The cost breakdown for this Change Order is detailed in Exhibit B.

15.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price
The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#00001-00030)	$105,409,417
The Contract Price prior to this Change Order was	$3,092,409,417
The Contract Price will be increased by this Change Order in the amount of	$61,098
The new Contract Price including this Change Order will be	$3,092,470,515

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit C.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Owner	Contractor

Name	Name

Title	Title

Date of Signing	Date of Signing

CHANGE ORDER FORM

Additional GTG Testing

PROJECT NAME: Sabine Pass LNG Stage 3 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: May 4, 2015	CHANGE ORDER NUMBER: CO-00032 DATE OF CHANGE ORDER: April 18, 2018

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

16.	Per Article 6.1.B of the Agreement, the Parties agree Contractor shall conduct an additional Commissioning Test on the two (2) Gas Turbine Generators (GTGs). The test, consisting of three (3) phases, will provide validation that the GTGs will provide reliable power to Stage 3 throughout the Commissioning and Start-Up period. The three (3) test phases are described as follows:

a.	Phase 1: A one-hour loading test at each load of 25%, 50% and 75%;

b.	Phase 2: A sudden increase and load rejections test at specific load step changes;

c.	Phase 3: Load sharing between the Stage 3 GTGs only. For clarity, this test does not include attempts to load share with the operation facility.

17.	The cost breakdown for this Change Order is detailed in Exhibit A.

18.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price
The original Contract Price was	$2,987,000,000
Net change by previously authorized Change Orders (#00001-00031)	$105,470,515
The Contract Price prior to this Change Order was	$3,092,470,515
The Contract Price will be increased by this Change Order in the amount of	$268,662
The new Contract Price including this Change Order will be	$3,092,739,177

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit B.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Owner	Contractor

Name	Name

Title	Title

Date of Signing	Date of Signing